EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF JANUARY 20, 2004


     RIG NAME         WD           DESIGN            LOCATION           STATUS*             OPERATOR
--------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted          Noble Energy
--------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM               Idle                 DODI
--------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM            Contracted          W&T Offshore
--------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted              ENI
--------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted       Spinnaker Exploration
--------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
--------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM            Contracted         Taylor Energy
--------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
--------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
--------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
--------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted         Chevron/Texaco
--------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM            Contracted           ADTI/Helis
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted              LLOG
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM               Idle                 DODI
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted         Taylor Energy
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted         Chevron/Texaco
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted             Murphy
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot       GOM            Contracted         Chevron/Texaco
--------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Denbury
                             Cantilever
--------------------------------------------------------------------------------------------------------------


                                       1

--------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
--------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
--------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
--------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
AFRICA
--------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa       Contracted           Forest Oil
--------------------------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                 Mobe to          Contracted            Premier
                                                   Guinea Bissau
--------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
--------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
--------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
--------------------------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted             Inpex
--------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
--------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
--------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
--------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
--------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
--------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia         Contracted             Santos
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg        Mobe to Ecuador     Contracted          Noble Energy
                             Cantilever
--------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
--------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **



     RIG NAME              CURRENT TERM      DAYRATE (000S)   START DATE
-------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------
Ocean Quest             one well plus option     high 40's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Star                        -                  -               -
-------------------------------------------------------------------------------
Ocean America         one well extension plus     mid 60's    late Nov. 2003
                              option
-------------------------------------------------------------------------------
Ocean Valiant          three wells plus option   high 50's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Victory                 one well            low 40s     late Nov. 2003
-------------------------------------------------------------------------------
Ocean Confidence           five-year term          170's      early Jan. 2001
-------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------
Ocean Concord           one well plus option      mid 40's    early Jan. 2004
-------------------------------------------------------------------------------
Ocean Lexington       first of two wells plus    high 30's    late Nov. 2003
                             option
-------------------------------------------------------------------------------
Ocean Saratoga           second of two wells      low 40's    early Nov. 2003
-------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------
Ocean Crusader          one well plus option      mid 20's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Drake                  final well           mid 20's     mid Oct. 2003
-------------------------------------------------------------------------------
Ocean Columbia                one well           high 20's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Spartan           one well plus option     high 20's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Spur                        -                  -               -
-------------------------------------------------------------------------------
Ocean King              one well plus option     high 30's     mid Jan. 2004
-------------------------------------------------------------------------------
Ocean Nugget          six month extension plus    low 30's     mid Jan. 2004
                              option
-------------------------------------------------------------------------------
Ocean Summit            two wells plus option     mid 30's     mid Jan. 2004
-------------------------------------------------------------------------------
Ocean Warwick           one well plus option     high 20's    late Sept. 2003
-------------------------------------------------------------------------------
Ocean Titan                   one well            low 50's     mid Jan. 2004
-------------------------------------------------------------------------------
Ocean Tower           third of four wells plus    mid 30's    late Aug. 2003
                             option
-------------------------------------------------------------------------------

                                       1

-------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------
Ocean Ambassador         four year term work      mid 50's    late July 2003
-------------------------------------------------------------------------------
Ocean Whittington        four year term work      low 60's    late July 2003
-------------------------------------------------------------------------------
Ocean Worker             four year term work     high 60's     mid Aug. 2003
-------------------------------------------------------------------------------
Ocean Yorktown           four year term work      mid 40's    late Oct. 2003
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------
Ocean Patriot           100 days plus option      mid 50's    mid Sept. 2003
-------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------
Ocean Nomad                   one well           high 40's     mid Feb. 2004
-------------------------------------------------------------------------------
Ocean Guardian        one year plus one year      low 50's   early April 2003
                              option
-------------------------------------------------------------------------------
Ocean Princess        first option declared plus  low 40's     mid Nov. 2003
                              option
-------------------------------------------------------------------------------
Ocean Vanguard                    _                  _               _
-------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------
Ocean Bounty            third of three wells      low 70's     mid June 2003
-------------------------------------------------------------------------------
Ocean Epoch               Exeter/Mutineer         mid 60's     mid Jan. 2004
                      development plus option
-------------------------------------------------------------------------------
Ocean General        one well plus one well and    mid 50's    mid Nov. 2003
                       five completion options
-------------------------------------------------------------------------------
Ocean Baroness          400 days plus option        110's      late March 2003
-------------------------------------------------------------------------------
Ocean Rover           Second of four option wells   110s       late Dec. 2003
-------------------------------------------------------------------------------



BRAZIL
-------------------------------------------------------------------------------
Ocean Yatzy           end of primary term Nov. 5, mid 70's    early Nov. 1998
                      2003, completing well
-------------------------------------------------------------------------------
Ocean Winner             one year extension       low 60's    early Nov. 2002
-------------------------------------------------------------------------------
Ocean Alliance           four-year contract        110's     early Sept. 2000
-------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------
Ocean Clipper             700 day extension      low 100's    early Jan. 2003
-------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------
Ocean Sovereign        one well plus two option   high 30's     mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Heritage         three wells plus options    mid 50's     mid Jan. 2004
-------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------
Ocean Liberator                   -                  -               -
-------------------------------------------------------------------------------
Ocean Champion                    -                  -               -
-------------------------------------------------------------------------------
Ocean Endeavor                    -                  -               -
-------------------------------------------------------------------------------
Ocean Voyager                     -                  -               -
-------------------------------------------------------------------------------
Ocean New Era                     -                  -               -
-------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **



     RIG NAME          EST. END DATE      FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------
Ocean Quest              mid Feb. 2004    available; actively marketing
----------------------------------------------------------------------------------------------------------
Ocean Star                     -          available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean America            mid March 2004   90 day upgrade/survey likely beginning late 1st Qtr 2004;
                                          available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Valiant            late July 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Victory            late Jan. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Confidence        early Jan. 2006   available; actively marketing.
----------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------------------------------
Ocean Concord            late Jan. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Lexington          late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Saratoga           late Jan. 2004   One well plus option with LLOG in low 40's beginning late Jan.
                                          2004 and ending early March 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------------
Ocean Crusader           mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Drake              mid Jan. 2004    One well plus option with Callon Petroleum in high 20's
                                          beginning mid Jan. 2004 and ending early Feb. 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Columbia           late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Spartan            late Jan. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Spur                     -          Rig undergoing leg repair; followed by two wells plus option with
                                          Forest Oil in low 30's beginning late Jan. 2004 and ending late
                                          March 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean King               mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Nugget            early June 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Summit             late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Warwick            mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Titan              mid Feb. 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Tower             early March 2004  available; actively marketing.
----------------------------------------------------------------------------------------------------------

                                       1

----------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------------------
Ocean Ambassador         mid Dec. 2007    available.
----------------------------------------------------------------------------------------------------------
Ocean Whittington       early Oct. 2006   available.
----------------------------------------------------------------------------------------------------------
Ocean Worker             late July 2007   available.
----------------------------------------------------------------------------------------------------------
Ocean Yorktown           mid July 2007    available.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------------------------------
Ocean Patriot            late Jan. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------
Ocean Nomad              mid March 2004   Three wells plus option in Guinea Bissau with Vaalco/SASOL in upper 40s beginning mid March 2004 and ending late June 2004;
                                          available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Guardian          late March 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Princess           mid Feb. 2004    Two wells plus option in North Sea with Talisman in mid 40's beginning mid Feb. 2004 and ending mid June 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Vanguard                 _          available; actively marketing.
----------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------
Ocean Bounty             mid Feb. 2004    Two wells plus two option wells with NZOP in low 70's beginning mid Feb. 2004 and ending late May 2004; available, actiely marketing.
----------------------------------------------------------------------------------------------------------
Ocean Epoch              mid Nov. 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean General            late Jan. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Baroness          early May 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Rover              late April 2004  actively marketing.
----------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
----------------------------------------------------------------------------------------------------------
Ocean Yatzy              late Jan. 2004   Scheduled for survey beginning early 1st Qtr. 2004.  Estimated downtime 30 days; 700 day extension in mid 70's beginning in early Nov. 2003 and ending early Oct. 2005; available.
----------------------------------------------------------------------------------------------------------
Ocean Winner             late Feb. 2004   Scheduled for survey in 1st Qtr. '04. Estimated downtime 60 days.
----------------------------------------------------------------------------------------------------------
Ocean Alliance          early Sept. 2004  Scheduled for survey in 1st Qtr. '04 Estimated downtime 60 days.
----------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------------
Ocean Clipper            mid Dec. 2005    available.
----------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUP
----------------------------------------------------------------------------------------------------------
Ocean Sovereign           late Feb. 2004   Two wells plus two options with Amerada Hess in high 30's
                                           beginning late Feb. 2004 and ending late April 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Heritage            mid July 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------------------------------
Ocean Liberator                -          Cold stacked Nov. '02.
----------------------------------------------------------------------------------------------------------
Ocean Champion                 -          Cold Stacked Feb. '02.
----------------------------------------------------------------------------------------------------------
Ocean Endeavor                 -          Cold stacked March '02.
----------------------------------------------------------------------------------------------------------
Ocean Voyager                  -          Cold stacked March '02.
----------------------------------------------------------------------------------------------------------
Ocean New Era                  -          Cold stacked Dec. '02.
----------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3